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                                                                EXHIBIT 23.2
                                                                ------------

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 28, 2000 included in nutrisystem.com inc.'s Amendment No. 4 to Form 10 Registration Statement and to all references to our firm included in this Registration Statement.

                             /s/Arthur Andersen LLP
                            Arthur Andersen LLP

Philadelphia, Pennsylvania
 August 31, 2000